Exhibit 99.1




--------------------------------------------------------------------------------


                          STOCK SUBSCRIPTION AGREEMENT

                                 BY AND BETWEEN

                        VOICESTREAM WIRELESS CORPORATION

                                       AND

                               DEUTSCHE TELECOM AG


                              DATED: July 23, 2000


--------------------------------------------------------------------------------

                          STOCK SUBSCRIPTION AGREEMENT

               STOCK SUBSCRIPTION AGREEMENT (the "Agreement"), dated as of July 23, 2000, by and between VOICESTREAM WIRELESS CORPORATION, a Delaware corporation (the "Company"), and DEUTSCHE TELECOM AG, an AKTIENGESELLSCHAFT organized under the laws of the Federal Republic of Germany (the "Investor").


                             W I T N E S S E T H :

               WHEREAS, the Company is engaged in the communications business in the United States;

               WHEREAS, the Company and the Investor are simultaneously herewith entering into the Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which the Company will be merged with a Subsidiary of the Investor;

               WHEREAS, in connection with the execution and delivery of the Merger Agreement, upon the terms and conditions set forth in this Agreement, the Company has determined to issue and sell, and the Investor has determined to purchase, for an aggregate purchase price of Five Billion Dollars ($5,000,000,000.00) in cash, 3,906,250 shares of Convertible Voting Preferred Stock, par value $0.001 per share, of the Company (the "Preferred Stock") having the rights and preferences set forth in the designation of preferences attached hereto as Exhibit A.

            NOW, THEREFORE, in consideration of the mutual covenants, conditions and promises hereinafter set forth, the parties hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

               Unless the context otherwise requires, the terms defined hereunder shall have the meanings therein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms defined herein. For purposes of this Agreement:

               "Affiliate" shall mean, with respect to any party hereto, any corporation or other business entity which directly or indirectly through stock ownership or through any other arrangement either controls, is controlled by or is under common control with, such party. The term "control" shall mean the power to direct the affairs of such person by reason of ownership of voting stock or other equity interests, by contract or otherwise.

               "Agreement" shall have the meaning set forth in the preamble hereof.

               "Business Day" shall mean any day other than a Saturday, Sunday or a legal holiday in New York, New York, Seattle, Washington or Bonn, Germany or any other day on which commercial banks in those locations are authorized by law or governmental decree to close.

               "Closing" shall have the meaning set forth in Section 2.02.

               "Closing Date" shall have the meaning set forth in Section 2.02.

               "Common Stock" shall mean the common stock, par value $.001 per share, of the Company.

               "Communications Act" shall mean the Communications Act of 1934 and Telecommunications Act of 1996, both as amended from time to time, and all rules and regulations promulgated under either thereof.

               "Company" shall have the meaning set forth in the preamble hereof.

               "Cook Inlet Joint Venture" shall mean any of Cook Inlet Western Wireless PV/SS PCS, L.P., Cook Inlet VoiceStream PCS, LLC, Cook Inlet/VS GSM II PCS, LLC and Cook Inlet/VS GSM III PCS, LLC.

               "Dollar" or "$" shall mean the basic unit of the lawful currency of the United States of America.

               "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor Federal statute, and the rules and regulations promulgated thereunder, all as amended, and as the same may be in effect from time to time.

               "FCC" shall mean the United States Federal Communications Commission, or any other similar or successor agency of the Federal government administering the Communications Act.

               "First Amended and Restated Voting Agreement" shall mean the First Amended and Restated Voting Agreement of even date herewith between the Company and each of the Stockholders of the Company specified therein, such agreement to be substantially in the form attached hereto as Exhibit B.

               "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

               "Investor" shall have the meaning set forth in the preamble hereof.

               "Investor Agreement" shall mean the Investor Agreement of even date herewith between the Company and Investor, such agreement to be substantially in the form attached hereto as Exhibit C.

               "Liens" shall mean any lien, claim, security interest, charge, encumbrance or title retention agreement of any nature.

               "Material Adverse Effect" means, with respect to Monica and its Subsidiaries and the Cook Inlet Joint Venture, taken as a whole, or Bega and its Subsidiaries, taken as a whole, any change in or effect on the business of Monica and its Subsidiaries and the Cook Inlet Joint Ventures taken as a whole or Bega and its Subsidiaries taken as a whole, as the case may be, that is or is reasonably likely to be materially adverse to the business, operations or financial condition of Monica, and its Subsidiaries and the Cook Inlet Joint Ventures taken as a whole or Bega and its Subsidiaries taken as a whole, respectively, but shall not include the effects of changes or developments (A) that are generally applicable in (i) the telecommunications industry, including regulatory and political conditions, and not uniquely relating to Bega or Monica, (ii) the United States or European economy, or (iii) the United States or European securities markets, or (B) resulting from the announcement or the existence of the Merger Agreement and the transactions contemplated thereby.

               "Person" shall mean any general or limited partnership, corporation, joint venture, trust, business trust, governmental agency, cooperative, association, individual or other entity, and heirs, executors, administrators, legal representatives, successors and assigns of such person.

               "Preferred Stock" shall have the meaning set forth in the third recital hereof.

               "Purchase Price" shall have the meaning set forth in Section
2.01.

               "Purchased Shares" shall have the meaning set forth in Section 2.01.

               "SEC" shall mean the Securities and Exchange Commission or its successors.

               "SEC Reports" shall have the meaning set forth in Section
4.01(h).

               "Second Closing Date" shall have the meaning set forth in Section 2.02(a).

               "Securities Act" shall mean the Securities Act of 1933, and any similar or successor Federal statute, and the rules and regulations promulgated thereunder, all as amended, and as the same may be in effect from time to time.

               "Subsidiary" means any Person on the date of determination of which the Company or Investor, as the case may be (either alone or through or together with any other Subsidiary or Subsidiaries), owns, directly or indirectly, more than fifty percent (50%) of the stock or other equity interests the holders of which are generally entitled to vote for the election of the Board of Directors or other governing body of such Person.

               When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The use of a gender herein shall be deemed to include the neuter, masculine and feminine genders whenever necessary or appropriate. Whenever the word "herein" or "hereof" is used in this Agreement, it shall be deemed to refer to this Agreement and not to a particular Section of this Agreement unless expressly stated otherwise.

                                    ARTICLE 2
                       PURCHASE AND SALE OF STOCK; CLOSING

               Section 2.01. Purchase

               The Investor hereby subscribes for and agrees to purchase from the Company, and the Company hereby accepts the Investor's subscription for and agrees to sell to the Investor, for an aggregate purchase price of Five Billion Dollars ($5,000,000,000.00) (the "Purchase Price"), 3,906,250 shares of
Preferred Stock for a purchase price (in Dollars) per share equal to One Thousand Two Hundred Eighty Dollars ($1,280.00) (the "Purchased Shares").

               Section 2.02. Closing

               (a) Closing Date. Consummation of the transactions contemplated hereby (the "Closing") shall take place, subject to the satisfaction (or express written waiver) of all conditions to the Closing under Article 5 hereof, on the third Business Day after the waiting periods, if applicable, of the HSR Act shall have expired or been terminated (the "Closing Date"); provided, however, that in the event that under the Communications Act, the Investor is not permitted as a result of limitations on foreign ownership to purchase all of the Purchased Shares without first obtaining a waiver of such limitation on foreign ownership from the FCC, the Investor shall purchase such lesser amount as the Investor shall be permitted to purchase without violating such limitation on foreign ownership. Any shares not so purchased by the Investor on the Closing Date shall be purchased by the Investor on the third Business Day after any required waiver under the Communications Act shall have been obtained, it being understood that such waiver need not be by final order (the "Second Closing Date").

               (b) Location. The Closing, and if applicable the second closing contemplated by the proviso set forth in Section 2.02(a), shall take place at 11:00 A.M. on the Closing Date at the offices of Cleary, Gottlieb, Steen & Hamilton, New York, New York or at such other place as the parties hereto shall agree. At the Closing, and if applicable the second closing contemplated by the proviso set forth in Section 2.02(a), the Company shall, upon receipt of the Purchase Price by wire transfer of immediately available funds to the account specified therefor by the Company, promptly deliver to the Investor duly executed and issued stock certificates evidencing the Purchased Shares.

                                    ARTICLE 3
                            COVENANTS AND AGREEMENTS

               Section 3.01. Covenant of the Company

               From and after the execution and delivery of this Agreement to and including the Closing Date, the Company shall use its best efforts to cause the transactions contemplated by this Agreement to be consummated in accordance with the terms hereof, including (i) using its reasonable best efforts to obtain all authorizations of, and make all filings with and give all notices to, all governmental authorities and agencies, having jurisdiction, including the FCC, and (ii) using commercially reasonable efforts to obtain all necessary approvals, consents, permits, licenses and other authorizations of, and making all filings with, and giving all notices to, third parties, which in any such case may be necessary or reasonably required of the Company in order to consummate the transactions contemplated hereby.

               Section 3.02. Covenant of the Investor

               From and after the execution and delivery of this Agreement to and including the Closing Date, the Investor shall use its best efforts to cause the transactions contemplated by this Agreement to be consummated in accordance with the terms hereof, including (i) using its reasonable best efforts to obtain all authorizations of, and make all filings with and give all notices to, all governmental authorities and agencies, having jurisdiction, including the FCC, and (ii) using commercially reasonable efforts to obtain all necessary approvals, consents, permits, licenses and other authorizations of, and making all filings with, and giving all notices to, third parties, which in any such case may be necessary or reasonably required of the Investor in order to consummate the transactions contemplated hereby.

               Section 3.03. HSR Act

               It is understood that the consummation of this transaction is subject to the filing with the Federal Trade Commission and the Antitrust Division of the Department of Justice of all reports and notifications which are required under the HSR Act and the expiration or termination of certain applicable waiting periods under the HSR Act without objection by such authorities. The Investor and the Company shall file, or cause to be filed, with the Federal Trade Commission and the Antitrust Division of the Department of Justice not more than five (5) Business Days from the date hereof any and all such reports or notifications and any other filings required under any other Federal law or administrative regulations in connection with the purchase of the Purchased Shares under this Agreement.

               Section 3.04. FCC Consent

               If the transactions contemplated hereby are subject to the prior approval or waiver of the FCC, the parties shall use their best efforts to file with the FCC, to the extent the prior approval or waiver of the FCC shall be required, as soon as practicable following the date hereof and in no event later than five (5) Business Days from the date hereof, an application requesting the approval or waiver of the FCC to the transactions contemplated hereby (including any waiver of foreign ownership limitations under the Communications Act with respect to the capital stock of the Company). Each of the parties hereto shall diligently take or cooperate in the taking of all steps which are necessary or appropriate to expedite the prosecution and favorable consideration of such applications. The parties covenant and agree to undertake all actions reasonably equested by the FCC and to file such material as shall be necessary or required to obtain any necessary approvals or waivers or other authority from the FCC in connection with the foregoing applications.

               Section 3.05. Full Access

               From and after the execution and delivery of this Agreement to and including the Closing Date, the Company shall give to the Investor and its agents and representatives (including its independent auditors and attorneys) reasonable access (such access not to interfere unreasonably with the Company and its Subsidiaries or their respective operations), during normal business hours and upon reasonable notice as described below, to all of the Company's and its Subsidiaries' personnel, premises, properties, assets, financial statements and records, books, contracts, documents and commitments, in each case of or relating to or affecting the Company and its Subsidiaries, and shall furnish the Investor and its agents and representatives with all such information concerning the affairs of or relating to or affecting the Company and its Subsidiaries, as the Investor may reasonably request.

               Section 3.06. FCC Compliance

               From and after the execution and delivery of this Agreement through and including the Closing Date, and for so long as the Investor shall own any of the Purchased Shares, the Investor covenants and agrees that in the event the Investor takes action which would (i) cause the Company to exceed the broadband Commercial Mobile Radio Service spectrum aggregation limits under the Communications Act, it shall cause any representative or designee of the Investor to resign from the Company's Board of Directors or dispose of any Common Stock or Purchased Shares beneficially owned by the Investor or take such other actions as will be sufficient such that the Company shall not be in violation of the Communications Act, and (ii) render the Investor and/or any other "foreign carrier" an "affiliate" of the Company, as those terms are defined in the Communications Act, the Investor shall provide the Company at least ninety (90) days prior written notice.

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

               Section 4.01. Representations and Warranties of the Company

               Except as disclosed in the Company SEC Reports filed prior to the date of this Agreement and except as set forth in the Company disclosure schedules to this Agreement (it being agreed that disclosure of any item in such schedules shall be deemed disclosure with respect to any section of this Agreement to which the relevance of such item is reasonably apparent), the Company hereby represents and warrants (which representations and warranties shall survive the execution and delivery of this Agreement and the consummation of the transactions herein contemplated) as follows:

               (a) Incorporation of Representations and Warranties in Merger Agreement. The representations and warranties of the Company set forth in
Article 2 of the Merger Agreement (together with the schedules thereto) are hereby incorporated by reference, and are hereby made by the Company to the Investor as of the date hereof and the Closing Date, in their entirety with the same force and effect, provided, that all references to the Merger Agreement therein shall be deemed to be references to this Agreement whether or not the Merger Agreement shall be in force and effect on any relevant date under this Agreement.

               (b) Purchased Shares. The Purchased Shares (and the shares of Common Stock issuable upon the conversion of the Purchased Shares) (i) have been duly authorized by all necessary corporate action on the part of the Company,
(ii) shall be (when issued) validly issued and outstanding, fully paid and nonassessable, and (iii) shall not be subject to any preemptive rights of the holders of any other class or series of the capital stock of the Company. At the Closing, the Purchased Shares (and the shares of Common Stock issuable upon the conversion of the Purchased Shares) shall be free and clear of all Liens, with the exception of any restrictions on transferability under the Securities Act, Communications Act or any securities laws of any jurisdiction.

               (c) No Brokers. Except for Goldman, Sachs & Co., no agent, broker, investment banker, Person or firm is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with the transactions contemplated by this Agreement based in any way on any arrangements, agreements or understandings made by or on behalf of the Company or an Affiliate thereof, and the Company hereby agrees to indemnify the Investor and agrees to hold harmless the Investor against and in respect of any claims for brokerage and other commissions relating to such transactions based in any way on any arrangements, agreements or understandings made by or on behalf of the Company or an Affiliate thereof.

               Section 4.02. Representations and Warranties of the Investor

               Except as disclosed in the Investor SEC Reports filed prior to the date of this Agreement and except as set forth in the Investor disclosure schedules to this Agreement (it being agreed that disclosure of any item in such schedules shall be deemed disclosure with respect to any section of this Agreement to which the relevance of such item is reasonably apparent), Investor hereby represents and warrants (which representations and warranties shall survive the execution and delivery of this Agreement and the consummation of the transactions herein contemplated) as follows:

               (a) Incorporation of Representations and Warranties in Merger Agreement. The representations and warranties of the Investor set forth in
Article 3 of the Merger Agreement (together with the schedules thereto) are hereby incorporated herein by reference, and are hereby made by the Investor to the Company as of the date hereof and the Closing Date, in their entirety with the same force and effect, provided, that all references to the Merger Agreement therein shall be deemed to be references to this

Agreement whether or not the Merger Agreement shall be in force and effect on any relevant date under this Agreement.

               (b) No Interest Causing Foreign Carrier Affiliation. None of the Investor, its Affiliates, or any Person controlling the Investor or its Affiliates as of the Closing:

                    (i) holds or will hold a direct or indirect ownership
               interest in a Person holding stock in the Company where such Person's stock, when added to the Purchased Shares, amounts to more than 25 percent of the capital stock of the Company, or

                    (ii) is a party to, or beneficiary of a contractual relation affecting the provision or marketing of international basic telecommunications in the United States with a Person holding stock in the Company that is also a "foreign carrier," or an "affiliate" of a foreign carrier, as those terms are defined in the Communications Act, where such Person's stock, when added to the Purchased Shares, amounts to more than 25 percent of the capital stock of the Company.

               (c) Securities Representation. The Investor acknowledges that:
(i) it is not a United States person (as defined in Regulation S under the Securities Act) and, in determining to make its purchase hereunder, has made its buying decision outside the United States; (ii) it is an accredited investor (as defined in Rule 501 under the Securities Act); (iii) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investing in the Company as contemplated hereby or, alternatively, that it has engaged the services of a representative who has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the proposed investment and who has reviewed the proposed investment on its behalf; (iv) the Purchased Shares being delivered by the Company to the Investor have not been registered under the Securities Act or under the securities laws of any state in reliance upon Federal and state exemptions for offshore transactions or transactions not involving a public offering and are not being acquired with a view to the distribution thereof except pursuant to a registration statement in compliance with Federal and state securities laws or an exemption therefrom; (v) the Purchased Shares must be held by the Investor indefinitely unless subsequently so registered or if an exemption from such registration is available; and (vi) it has received information concerning the Company and has had the opportunity to obtain additional information as desired in order to evaluate the merits and risks inherent in holding the Purchased Shares.

               (d) No Brokers. Except for Donaldson, Lufkin and Jenrette and Dresdner Kleinwort Benson, no agent, broker, investment banker, Person or firm is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with the transactions contemplated by this Agreement based in any way on any arrangements, agreements or understandings made by or on behalf of the Investor or an Affiliate thereof, and the Investor hereby agrees to indemnify the Company and agrees to hold harmless the Company against and in respect of any claims for brokerage and other commissions relating to such transactions based in any way on any arrangements, agreements or understandings made by or on behalf of the Investor or an Affiliate of the Investor.

               (e) No Interest in FCC Licenses. Neither the Investor nor any of its Subsidiaries has any license to provide or is providing, or owns, directly or indirectly, any interest in, or appoints any officer or director of, any entity which has a license to provide or which is providing (whether by Management Agreement or other means), broadband Commercial Mobile Radio Services in the United States.

                                    ARTICLE 5
                            CONDITIONS TO OBLIGATIONS

               Section 5.01. Conditions to the Obligation of the Company

               The obligation of the Company to perform, fulfill or carry out its agreements, undertakings and obligations herein made or expressed to be performed, fulfilled or carried out on the Closing Date is and shall be subject to fulfillment of or compliance with, on or prior to the Closing Date, the following conditions precedent, any of which may be waived by the Company in its sole discretion, in whole or in part:

               (a) Representations and Warranties. The representation and warranty of the Investor set forth in Section 3.07(a) of the Merger Agreement (as incorporated herein pursuant to Section 4.02(a)) shall have been true and correct on the date hereof and on and as of the Closing Date as though made on the Closing Date; and the other representations and warranties of the Investor set forth in this Agreement (including the other representations and warranties incorporated herein pursuant to Section 4.02(a)) shall have been true and correct on the date hereof and, on and as of the Closing Date as though made on the Closing Date (except to the extent that any representation or warranty expressly speaks as of an earlier date, in which case it shall be true and correct as of such date) except (i) for changes permitted under Section 4.02 of the Merger Agreement or otherwise contemplated by the Merger Agreement, and (ii) for such failures to be true and correct which in the aggregate would not reasonably be expected to result in a Material Adverse Effect on Bega.

               (b) HSR Act; FCC. The waiting periods, if applicable, of the HSR Act shall have expired or been terminated. Subject to Section 2.02(a), any required approval or waiver of the FCC shall have been obtained; provided that any order with respect to any such approval or waiver shall not be required to be a final order.

               (c) Purchase Price. The Investor shall have delivered to the Company the Purchase Price as required hereunder.


               (d) No New Statutes. No statute, rule or regulation shall have been enacted by any state or Federal government or governmental agency in the United States which would render the consummation of the purchase of the Purchased Shares by the Investor unlawful.

               (e) Other Agreements. (i) The Investor and certain principal stockholders of the Company shall have entered into the First Amended and Restated Voting Agreement, and (ii) the Investor shall have entered into the Investor Agreement.

               (f) No Injunction. There shall not then be in effect any order, decree or injunction prohibiting the consummation of the purchase of the Purchased Shares by the Investor.

               The obligation of the Company to perform, fulfill and carry out its agreements, undertakings and obligations herein made or expressed or to be performed, fulfilled or carried out on the Closing Date shall not be subject to a condition precedent that the Merger Agreement be in full force and effect and the Closing shall take place whether or not the Merger Agreement shall have been terminated.

               Section 5.02. Conditions to the Obligation of the Investor

               The obligation of the Investor to perform, fulfill or carry out its agreements, undertakings and obligations herein made or expressed to be performed, fulfilled or carried out on the Closing Date is and shall be subject to fulfillment of or compliance with, on or prior to the Closing Date, the following conditions precedent, any of which may be waived by the Investor, in its sole discretion, in whole or in part:

               (a) Representations and Warranties. The representation and warranty of the Company set forth in Section 2.07(a) of the Merger Agreement (as incorporated herein pursuant to Section 4.01(a)) shall have been true and correct on the date hereof and on and as of the Closing Date as though made on the Closing Date; and the other representations and warranties of the Company set forth in this Agreement (including the other representations and warranties incorporated herein pursuant to Section 4.01(a)) shall have been true and correct on the date hereof and on and as of the Closing Date as though made on the Closing Date (except to the extent that any representation or warranty expressly speaks as of an earlier date, in which case it shall be true and correct as of such date) except (i) for changes permitted under Section 4.01 of the Merger Agreement hereof or otherwise contemplated by the Merger Agreement, and (ii) for such failures to be true and correct which in the aggregate would not reasonably be expected to result in a Material Adverse Effect on Monica.

               (b) HSR Act; FCC. The waiting periods, if applicable, of the HSR Act shall have expired or been terminated. Subject to Section 2.02(a), any required approval or waiver of the FCC shall have been obtained; provided that any order with respect to any such approval or waiver shall not be required to be a final order.

               (c) Stock Certificates. The Company shall have delivered to the Investor duly executed and issued stock certificates representing the Purchased Shares as required hereunder.

               (d) No New Statutes. No statute, rule or regulation shall have been enacted by any state or Federal government or governmental agency in the United States which would render the consummation of the purchase of the Purchased Shares by the Investor unlawful.

               (e) Other Agreements. (i) The Company and certain principal stockholders of the Company shall have entered into the First Amended and Restated Voting Agreement, and (ii) the Company shall have entered into the Investor Agreement.

               (f) No Injunction. There shall not then be in effect any order, decree or injunction prohibiting the consummation of the purchase of the Purchased Shares by the Investor.

               The obligation of the Investor to perform, fulfill and carry out its agreements, undertakings and obligations herein made or expressed or to be performed, fulfilled or carried out on the Closing Date shall not be subject to a condition precedent that the Merger Agreement be in full force and effect and the Closing shall take place whether or not the Merger Agreement shall have been terminated.

               Section 5.03. Second Closing Date Condition

               (a) Company Conditions. Notwithstanding anything to the contrary contained in Section 5.01 or any other provision of this Agreement, in the event that a portion of the Purchased Shares shall be purchased on the Second Closing Date pursuant to Section 2.02(a), the obligation of the Company to perform, fulfill and carry out its agreements, undertakings and obligations herein made or expressed to be performed, fulfilled or carried out on the Second Closing Date shall be subject to, on or prior to the Second Closing Date, the fulfillment and satisfaction of the conditions precedent set forth in Sections 5.01(b), (d) and (f) and the delivery by the Investor to the Company of the Purchase Price for the Purchased Shares being purchased on the Second Closing Date and such obligation of the Company shall not be subject to the fulfillment of or compliance with any other condition precedent by the Investor; it also being understood and agreed by the parties that such obligation shall remain in full force and effect notwithstanding the termination of the Merger Agreement.

               (b) Investor Conditions. Notwithstanding anything to the contrary contained in Section 5.02 or any other provision of this Agreement, in the event that a portion of the Purchased Shares shall be purchased on the Second Closing Date pursuant to Section 2.02(a), the obligation of the Investor to perform, fulfill and carry out its agreements, undertakings and obligations herein made or expressed to be performed, fulfilled or carried out on the Second Closing Date shall be subject to, on or prior to the Second Closing Date, the fulfillment and satisfaction of the conditions precedent set forth in

Sections 5.02(b), (d) and (f) and the delivery by the Company to the Investor of duly executed and issued stock certificates representing the Purchased Shares being purchased on the Second Closing Date and such obligation of the Investor shall not be subject to the fulfillment of or compliance with any other condition precedent by the Company; it also being understood and agreed by the parties that such obligation shall remain in full force and effect notwithstanding the termination of the Merger Agreement.

                                    ARTICLE 6
                                  MISCELLANEOUS

               Section 6.01. Legend

               The Investor agrees that the share certificate(s) which the Investor receives from the Company shall be legended with the following legend:

               "THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE ACT), EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT THEREUNDER."

               Section 6.02. Expenses

               Each party shall bear its own expenses incident to the negotiation, preparation, authorization and consummation of this Agreement and the transactions contemplated hereby, including all fees and expenses of its counsel and accountants, whether or not such transactions are consummated.

               Section 6.03. Equitable Remedies

               The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the specific terms of the provisions or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. Each party agrees that it will not assert, as a defense against a claim for specific performance, that the party seeking specific performance has an adequate remedy at law.

               Section 6.04. Notices

               All notices, claims and other communications hereunder shall be in writing and shall be made by hand delivery, registered or certified mail (postage prepaid, return receipt requested), facsimile, or overnight air courier guaranteeing next day delivery

                     (a)           if to the Company, to it at:

                                   VoiceStream Wireless Corporation
                                   3650 131st Avenue S.E.
                                   Bellevue, Washington  98006
                                   Attention:  Allan R. Bender
                                   Telephone:  425-313-5200
                                   Facsimile:  425-586-8080

                                   with a copy (which shall
                                   not constitute notice) to:

                                   Friedman Kaplan & Seiler LLP
                                   875 Third Avenue
                                   New York, New York  10022
                                   Attention:  Barry A. Adelman, Esq.
                                   Telephone:  212-833-1100
                                   Facsimile:  212-355-6401

                     (b)           if to the Investor, to it at :

                                   Deutsche Telecom AG
                                   140 Friedrich-Ebert Allee
                                   S3113 Bonn
                                   Germany
                                   Attention:  Kevin Copp
                                   Telephone:  49-228-181-44070
                                   Facsimile:  49-228-181-44177

                                   with a copy (which shall
                                   not constitute notice) to:

                                   Cleary Gottlieb, Steen & Hamilton
                                   One Liberty Plaza
                                   New York, New York  10006
                                   Attention:  Robert P. Davis, Esq.
                                   Telephone:  213-225-2000
                                   Facsimile:  213-225-3999

                                   with a copy (which shall
                                   not constitute notice) to:

                                   Hengeler Mueller Weitzel Wirtz
                                   Trinkausstrasse
                                   D-40213 Dusseldorf
                                   Germany
                                   Attention: Dr. Rainer Krause
                                   Telephone:
                                   Facsimile:

or at such other address as any party may from time to time furnish to the other parties by a notice given in accordance with the provisions of this Section
6.04. All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; when receipt is confirmed, if sent by facsimile; and the next Business Day after timely delivery to the courier, if sent by an overnight air courier service guaranteeing next day delivery.

               Section 6.05. Entire Agreement

               This Agreement, together with the Schedules annexed hereto, contains the entire understanding among the parties hereto concerning the subject matter hereof and this Agreement may not be changed, modified, altered or terminated except by an agreement in writing executed by the parties hereto. Any waiver by any party of any of its rights under this Agreement or of any breach of this Agreement shall not constitute a waiver of any other rights or of any other or future breach.

               Section 6.06. Remedies Cumulative

               Except as otherwise provided herein, each and all of the rights and remedies in this Agreement provided, and each and all of the rights and remedies allowed at law and in equity in like case, shall be cumulative, and the exercise of one right or remedy shall not be exclusive of the right to exercise or resort to any and all other rights or remedies provided in this Agreement or at law or in equity.

               Section 6.07. Governing Law

               This Agreement shall be construed in accordance with and subject to the laws and decisions of the State of New York applicable to contracts made and to be performed entirely therein.

               Section 6.08. Counterparts

               This Agreement may be executed in several counterparts hereof, and by the different parties hereto on separate counterparts hereof, each of which shall be an original; but such counterparts shall together constitute one and the same instrument.

               Section 6.09. Waivers

               No provision in this Agreement shall be deemed waived except by an instrument in writing signed by the party waiving such provision.

               Section 6.10. Successors and Assigns

               Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in party (whether by operation of law or otherwise), without the prior written consent of the other party; provided, however, that this Agreement may be assigned by Bega to a corporation or entity owning more than 80% of the ordinary shares of Bega. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

               Section 6.11. Further Assurances

               The Investor shall, at the request of the Company, and the Company shall, at the request of the Investor, from time to time, execute and deliver such other assignments, transfers, conveyances and other instruments and documents and do and perform such other acts and things as may be reasonably necessary or desirable for effecting complete consummation of this Agreement and the transactions herein contemplated.

               Section 6.12. Disclosures

               (a) Confidentiality. Each of the Investor and the Company acknowledges and confirms in connection with the negotiation of this Agreement and the execution hereof that the parties hereto have furnished and will furnish to one another certain materials, information, data and other documentation ("Disclosures") concerning their business, financial condition and operations which are proprietary and confidential. Each party acknowledges the party disclosing such Disclosures considers them secret and confidential and asserts a proprietary interest therein. Accordingly, each of the Investor and the Company covenants and agrees that it shall maintain all Disclosures made by another party in strict confidence and shall not use such Disclosures for its own benefit or disclose them to third parties, except to its agents, representatives, bankers, investment bankers, counsel and employees involved in evaluating the transactions contemplated by this Agreement, its partners (and the partners or other security holders thereof), lenders, investors and potential investors or as otherwise required by law (including the requirements of the Company to disclose such terms under the Securities Act, the Exchange Act or under the rules of NASDAQ or any securities exchange on which the securities of the Company are registered; and including the requirement of the Investor or any of its Affiliates to disclose such terms under the securities laws of Germany, or under the rules of the Frankfurt Stock Exchange).

               (b) Public Announcements. No public announcement by any party hereto with regard to the transactions contemplated hereby or the material terms hereof shall be issued by any party without the mutual prior consent of the other parties, except that in the event the parties are unable to agree on a press release and legal counsel for one party is of the opinion that such press release is required by law and such party furnishes the other party a written opinion of outside legal counsel, or other counsel reasonably acceptable to the party being furnished such opinion, to that effect, then such party may issue the legally required press release.

               Section 6.13. Termination

               (a) Events Triggering Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned, without further obligation of the Company, or the Investor, at any time as follows:

                    (i) by mutual written consent duly authorized by the boards of directors of the Company and the Investor;

                    (ii) by the Company or the Investor if the consummation of the transactions contemplated hereby shall be prohibited by a final, non-appealable order, decree or injunction of a court of competent jurisdiction; it being understood and agreed that any such termination shall not create any right of rescission or in any matter affect any prior purchase of a portion of the Purchased Shares on the Closing Date pursuant to Section 2.02(a); or

                    (iii) by the Company or the Investor if the Closing Date as
               to at least a portion or the Purchased Shares shall not have occurred on or prior to December 31, 2001 or such later date, if any, as the Company and the Investor shall agree in writing, provided, that the party exercising such right is not in default of its obligations under this Agreement in a manner which results in the failure to satisfy the conditions to the transactions contemplated hereby of the other parties; it being understood and agreed that any such termination shall not create any right of rescission or in any matter affect any prior purchase of a portion of the Purchased Shares on the Closing Date pursuant to
               Section 2.02(a).

               (b) No Further Obligation. In the event of a termination of this Agreement, no party hereto shall have any liability or further obligation to any other party to this Agreement except that nothing herein will relieve any party from liability for any breach of this Agreement.

               Section 6.14. Jurisdiction; Consent to Service of Process

               The Investor hereby irrevocably appoints United Corporate Services, Inc., at its office at 10 Bank Street, White Plains, New York 10606, United States of America, and the Company hereby irrevocably appoints United Corporate Services, Inc., at its office at 10 Bank Street, White Plains, New York 10606, United States of America, its lawful agent and attorney to accept and acknowledge service of any and all process against it in any action, suit or proceeding arising in connection with this Agreement, and upon whom such process may be served, with the same effect as if such party were a resident of the State of New York and had been lawfully served with such process in such jurisdiction, and waives all claim of error by reason of such service, provided, however that in the case of any service upon such agent and attorney, the party effecting such service shall also deliver a copy thereof to the other party at the address and in the manner specified in Section 6.03. In the event that such agent and attorney resigns or otherwise becomes incapable of acting as such, such party will appoint a successor agent and attorney in

New York, reasonably satisfactory to the other party, with like powers. Each party hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and any court of the State of New York located in the City of New York in any such action, suit or proceeding, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein), provided, however, that such consent to jurisdiction is solely for the purpose referred to in this Section 6.14 and shall not be deemed to be a general submission to the jurisdiction of said courts or the State of New York other than for such purpose.

               Section 6.15. Waiver of Immunity. The Investor agrees that, to the extent that it or any of its Subsidiaries or any of its property or the property of its Subsidiaries is or becomes entitled to any immunity on the grounds of sovereignty or otherwise based upon its status as an agency or instrumentality of the government from any legal action, suit or proceeding or from set-off or counterclaim relating to this Agreement from the jurisdiction of any competent court, from service of process, from attachment prior to judgment, from attachment in aid of execution, from execution pursuant to a judgment or an arbitral award or from any other legal process in any jurisdiction, it, for itself and its property, and for each of its Subsidiaries and its property, expressly, irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity with respect to matters arising with respect to this Agreement or the subject matter hereof (including any obligation for the payment of money). The Investor agrees that the foregoing waiver is irrevocable and is not subject to withdrawal in any jurisdiction or under any statute, including the Foreign Sovereign Immunities Act, 28 U.S.C. Section 1602 et seq. The foregoing waiver shall constitute a present waiver of immunity at any time any action is initiated against the Investor or any of its Subsidiaries with respect to this Agreement or the subject matter hereof (including any obligation for the payment of money).

               IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                        VOICESTREAM WIRELESS CORPORATION


                        By:   /s/ John W. Stanton
                           --------------------------------------------
                           Name:   John W. Stanton
                           Title:  Chief Executive Officer


                        DEUTSCHE TELEKOM AG


                        By:   /s/ Kevin Copp
                           --------------------------------------------
                           Name:   Kevin Copp
                           Title:  Head of International Legal Affairs


                                      1